                                                                                                    MORGAN
                                                                                             & COMPANY
                                                                                                                                                                                                                                                                  CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS’ CONSENT

We consent to the use in this Registration Statement on Form SB-2 of our Auditors’ Report, dated February 24, 2003, relating to the consolidated statements of operations, cash flows and stockholders’ equity of eRXSYS, Inc. (formerly Surforama.com, Inc.) and subsidiaries for the year ended November 30, 2002 which appears in such Registration Statement.

Vancouver, Canada                                                                                                                                                                              “Morgan & Company”

December 14, 2004                                                                                                                                                                            Chartered Accountants

Tel:  (604) 687-5841                                                                                                                                                                                                                                              P.O.Box 10007 Pacific Centre
Fax:  (604) 687-0075                                                                                                                                                                                                                                  Suite 1488 - 700 West Georgia Street
                                                                                                                                                                                                                                                                                     Vancouver, B.C. V7Y 1A1

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